Exhibit 10.1.2

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

This First Amendment to Third Amended and Restated Credit Agreement (this “First Amendment”) is entered into as of the 1st day of May, 2003 (the “Effective Date”), by and among Patina Oil & Gas Corporation, a Delaware corporation (“Borrower”), Bank One, NA, as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (“Banks”).

W I T N E S S E T H

WHEREAS, Borrower, Administrative Agent, the other agents a party thereto and Banks are parties to that certain Third Amended and Restated Credit Agreement dated as of January 28, 2003 (the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

WHEREAS, pursuant to the Credit Agreement, Banks have made a revolving credit loan to Borrower and provided certain other credit accommodations to Borrower; and

WHEREAS, Borrower has requested that Banks amend certain terms of the Credit Agreement in certain respects; and

WHEREAS, subject to and upon the terms and conditions set forth herein, Banks have agreed to Borrower’s requests; and

WHEREAS, the parties desire to reaffirm and establish a Borrowing Base of $350,000,000 to be effective as of May 1, 2003 and continuing until the first Determination thereafter.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Banks hereby agree as follows:

Section 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Effective Date in the manner provided in this Section 1.

1.1 Additional Definitions. Section 2.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the definitions of “First Amendment” and “Proved Mineral Interests” which shall read in full as follows:

“First Amendment” means that certain First Amendment to Third Amended and Restated Credit Agreement dated as of May 1, 2003 among Borrower, Administrative Agent and Banks.

“Proved Mineral Interests” means, collectively, all Mineral Interests which constitute (i) proved developed producing reserves, and (ii) proved developed nonproducing reserves.

1.2 Amendment to Definition. The definition of “Loan Papers” contained in Section 2.1 of the Credit Agreement shall be amended to read in full as follows:

“Loan Papers” means this Agreement, the Notes, the First Amendment, each Restricted Subsidiary Guarantee now or hereafter executed, each Restricted Subsidiary Pledge Agreement now or hereafter executed, the Existing Mortgages (as amended by the Assignments and Amendments to Mortgages), all Mortgages now or at any time hereafter delivered pursuant to Section 6.1, the Assignments and Amendments to Mortgages, and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

1.3 Amendment to Oil and Gas Hedge Transactions Covenant. Section 10.11 of the Credit Agreement shall be amended to read in full as follows:

“SECTION 10.11 Oil and Gas Hedge Transactions.

(a) Borrower will not, and Borrower will not permit any of its Restricted Subsidiaries to, enter into Oil and Gas Hedge Transactions (which Oil and Gas Hedge Transactions shall not have a tenor of greater than four (4) years) which would cause the aggregate notional volumes of oil and/or the aggregate notional volumes of gas to exceed the following percentages of its “forecasted production from Proved Mineral Interests” (as defined below) during any applicable period as measured from the effective date of the most recent Reserve Report delivered to Administrative Agent pursuant to Section 5.1 hereof:

Year Hedged	Percentage Limitation
	Oil	Gas
Year One	85%	85%
Year Two	80%	80%
Year Three	80%	80%
Year Four	80%	80%

(b) Borrower will not permit its (i) production of oil during any Fiscal Quarter to be less than the aggregate amount of oil which is the subject of Oil and Gas Hedge Transactions during such Fiscal Quarter, or (ii) production of gas during any Fiscal Quarter to be less than the aggregate amount of gas which is the subject of Oil and Gas Hedge Transactions during such Fiscal Quarter.

As used in Section 10.11(a) above, “forecasted production from Proved Mineral Interests” shall mean the forecasted production for oil and gas, each taken individually, for the applicable period as reflected in the most recent Reserve Report delivered to Administrative Agent pursuant to Section 5.1 hereof, after giving effect to any pro forma adjustments for the consummation of any “material acquisitions or dispositions” between the effective date of such Reserve Report and any applicable date of determination. “Material acquisitions or dispositions” shall mean any acquisition or disposition of any asset with a Recognized Value in excess of $10,000,000, or any cumulative total of all immaterial acquisitions or dispositions which in the aggregate have a Recognized Value in excess of $10,000,000.”

Section 2. Waiver. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, Banks hereby waive compliance by Borrower with Section 10.11 of the Credit Agreement with respect to, but only with respect to, non-compliance by Borrower with the provisions of Section 10.11 of the Credit Agreement prior to the Effective Date. The waiver herein contained is expressly limited as follows: (i) such waiver is limited solely to the non-compliance by Borrower with the provisions of Section 10.11 of the Credit Agreement prior to the Effective Date, and (ii) such waiver is a limited, one-time waiver, and nothing contained herein shall obligate Banks to grant any additional or future waiver with respect to, or in connection with, any provision of any Loan Paper.

Section 3. Borrowing Base and Required Reserve Value. Effective as of May 1, 2003, (a) the Borrowing Base shall be reaffirmed at $350,000,000 and shall remain at $350,000,000 until the next Determination thereafter, and (b) the Required Reserve Value shall be reaffirmed and remain at $375,000,000. Borrower and Banks agree that the Determination provided for in this Section 3 shall not be construed or deemed to be a Special Determination for purposes of Section 5.3 of the Credit Agreement.

Section 4. Conditions Precedent. The amendments contained in Section 1 hereof, and the waiver contained in Section 2 hereof, are subject to the satisfaction of each of the following conditions precedent on or before the Effective Date:

4.1 No Default. After giving effect to the waiver contained in Section 2 hereof, no Default or Event of Default shall have occurred which is continuing.

4.2 Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Borrower shall have taken such actions, as Administrative Agent may reasonably require in connection with this First Amendment and the transactions contemplated hereby.

Section 5. Representations and Warranties of Borrower. To induce Banks and Administrative Agent to enter into this First Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows:

5.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

5.2 Due Authorization; No Conflict. The execution, delivery and performance by Borrower of this First Amendment are within Borrower’s corporate powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or the Subsidiaries of Borrower or result in the creation or imposition of any Lien upon any of the assets of Borrower or the Subsidiaries of Borrower except Permitted Encumbrances.

5.3 Validity and Enforceability. This First Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (ii) the availability of equitable remedies may be limited by equitable principles of general application.

5.4 No Default or Event of Default. After giving effect to the waiver contained in Section 2 hereof, no Default or Event of Default has occurred which is continuing.

Section 6. Miscellaneous.

6.1 Reaffirmation of Loan Papers. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.

6.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

6.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

6.4 Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this First Amendment until Borrower and Required Banks have executed a counterpart. Facsimiles shall be effective as originals.

6.5 Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

6.6 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers on the date and year first above written.

SIGNATURE PAGE TO

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BORROWER:

PATINA OIL & GAS CORPORATION, a Delaware corporation

By:	/s/ DAVID J. KORNDER
Name:	David J. Kornder
Title:	Executive Vice President and Chief Financial Officer

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SIGNATURE PAGE TO

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

ADMINISTRATIVE AGENT:

BANK ONE, NA, as Administrative Agent

By:	/s/ J. SCOTT FOWLER
Name:	J. Scott Fowler
Title:	Director, Capital Markets

BANKS:

BANK ONE, NA

By:	/s/ J. SCOTT FOWLER
Name:	J. Scott Fowler
Title:	Director, Capital Markets

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SIGNATURE PAGE TO

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/S/ PHILIP TRINDER
Name:	Philip Trinder
Title:	Vice President

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SIGNATURE PAGE TO

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.

By:	/S/ TODD STORNETTA
Name:	Todd Stornetta
Title:	Vice President

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SIGNATURE PAGE TO

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A.

By:	/S/ RICHARD L. STEIN
Name:	Richard L. Stein
Title:	Principal

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SIGNATURE PAGE TO

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

CREDIT LYONNAIS NEW YORK BRANCH

By:	/S/ OLIVIER AUDEMARD
Name:	Olivier Audemard
Title:	Senior Vice President

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SIGNATURE PAGE TO

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

COMERICA BANK—TEXAS

By:	/s/ THOMAS G. RAJAN
Name:	Thomas G. Rajan
Title:	Vice President

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SIGNATURE PAGE TO

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BANK OF OKLAHOMA, N.A.

By:	/s/ MICHAEL M. LOGAN
Name:	Michael M. Logan
Title:	Senior Vice President

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SIGNATURE PAGE TO

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BANK OF SCOTLAND

By:	/s/ JOSEPH FRATLIS
Name:	Joseph Fratlis
Title:	First Vice President

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SIGNATURE PAGE TO

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

BNP PARIBAS

By:	/s/ DAVID DODD
Name:	David Dodd
Title:	Director

By:	/s/ BETSY JOCHER
Name:	Betsy Jocher
Title:	Vice President

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SIGNATURE PAGE TO

FIRST AMENDMENT TO THIRD AMENDED

AND RESTATED CREDIT AGREEMENT

COMPASS BANK

By:	/s/ JOHN M. FALBO
Name:	John M. Falbo
Title:	Senior Vice President

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